As filed with the Securities and Exchange Commission on April 28, 2006

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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of the Securities Exchange Act of 1934

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CORDIA CORPORATION

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CORDIA CORPORATION

13275 W. COLONIAL DRIVE

WINTER GARDEN, FLORIDA 34787

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                                                                                                                 April 28, 2006

To the Stockholders of Cordia Corporation:

Notice is hereby given that the Annual Meeting of Stockholders of Cordia Corporation, a Nevada corporation ("Cordia"), will be held at the Hilton Garden Inn, 5877 American Way, Orlando, Florida 32819 on Tuesday, May 23, 2006, at 10:00 A.M., local time, for the following purposes:

1.

To elect five (5) directors to the Board of Directors for the ensuing year;

2.

To ratify the selection of Lazar Levine & Felix, LLP as Independent Registered Public Accounting Firm for fiscal 2006;

3.

To consider and act upon such other business as may properly come before the meeting.

Holders of record of Cordia’s common stock at the close of business on April 24, 2006 are entitled to vote at the meeting.

In addition to the proxy statement, proxy card and voting instructions, a copy of Cordia’s annual report on Form 10-KSB, which is not part of the soliciting material, is enclosed.

It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the enclosed proxy.  If you receive more than one proxy because your shares are registered in different names or addresses, each such proxy should be signed and returned so that all your shares will be represented at the meeting.

By Order of the Board of Directors,

Wesly Minella

Secretary

PROXY STATEMENT

This Proxy Statement is furnished to stockholders of Cordia Corporation, a Nevada corporation ("Cordia"), in connection with the solicitation, by order of the Board of Directors of Cordia, of proxies to be voted at the Annual Meeting of Stockholders to be held on Tuesday May 23, 2006, at the Hilton Garden Inn, 5877 American Way, Orlando, Florida 32819 at 10:00 A.M., local time, and at any adjournment or adjournments thereof (the "Annual Meeting"). The accompanying proxy is being solicited on behalf of the Board of Directors of Cordia. This Proxy Statement and the enclosed proxy card were first mailed to stockholders of Cordia on or about April 24, 2006, accompanied by Cordia's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

         At the Annual Meeting, the following matters will be considered and voted upon:

1.

Election of five (5) directors to the Board of Directors for the ensuing year;

2.

To ratify the selection of Lazar Levine & Felix, LLP as Independent Registered Public Accounting Firm for fiscal 2006;

3.

To consider and act upon such other business as may properly come before the meeting.

Solicitation

The solicitation of proxies pursuant to this Proxy Statement will be primarily by mail. In addition, certain directors, officers or other employees of Cordia may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to directors, officers or other employees of Cordia for such services. The total cost of any such solicitation will be borne by Cordia and will include reimbursement of brokerage firms and other nominees.

Voting and Revocation of Proxies; Adjournment

All of the voting securities of Cordia represented by valid proxies, unless the stockholder otherwise specifies therein or unless revoked, will be voted FOR the election of the persons nominated as directors, FOR the other proposals set forth herein, and at the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting.

If a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any stockholder has the power to revoke such stockholder's proxy at any time before it is voted. A proxy may be revoked by delivery of a written statement to the Secretary of Cordia stating that the proxy is revoked, by a subsequent proxy executed by the person executing the prior proxy and presented to the Annual Meeting, or by voting in person at the Annual Meeting.

A majority of the votes cast at the Annual Meeting by the stockholders entitled to vote is required to elect the director nominees and a majority of the votes cast at the Annual Meeting by the stockholders entitled to vote is required to approve any other action that properly comes before the meeting.  In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments.

Quorum and Voting Rights

The Board of Directors of Cordia has fixed April 24, 2006 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Holders of record of shares of common stock, par value $.001 (the "Common Stock"), at the close of business on the Record Date will be entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Common Stock Owned by Directors, Officers and Other Beneficial Owners

The following table sets forth, as of March 20, 2006, the names, addresses and number of shares of Common Stock beneficially owned by all persons known to the management of Cordia to be beneficial owners of more than 5% of the outstanding shares of Common Stock, and the names and number of shares beneficially owned by all directors of Cordia and all executive officers and directors of Cordia as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned):

	Amount and Nature of	Percentage of Outstanding
Name and Address of Beneficial Owner	Beneficial Owner	Common stock
Principal Shareholders
Patrick Freeman (3)	730,000	12.57%
13275 W. Colonial Drive
Winter Garden, Florida 34787

Geils Ventures, LLC	2,000,000	34.43%
1866 Leithsville Road, #301
Hellertown, Pennsylvania 18055

Alexander Minella (4)	2,482,940	42.74%
1866 Leithsville Road, #301
Hellertown, Pennsylvania 18055

Officers and Directors

Joel Dupré (5)	35,000	0.60%
445 Hamilton Avenue, Suite 408
White Plains, New York 10601

Patrick Freeman	See information above

Kevin Griffo	37,500	0.65%
13275 W. Colonial Drive
Winter Garden, Florida 34787

Lorie Guerrera (6)	80,000	1.38%
445 Hamilton Avenue, Suite 408
White Plains, New York 10601

Wesly Minella (7)	105,700	1.82%
445 Hamilton Avenue, Suite 408
White Plains, New York 10601

John Scagnelli (8)	82,450	1.42%
445 Hamilton Avenue, Suite 408
White Plains, New York 10601

Gandolfo Verra	None	0%
445 Hamilton Avenue, Suite 408
White Plains, New York 10601

All directors and executive officers of the
Company as a group (seven individuals)	1,060,650	18.26%

Nominees for Board of Directors
Kevin Griffo (9)	See information above

Yoshiyasu Takada	None	0%
Unit 5, 19th Floor, Block B
Pearl City Mansion No.
No. 22-36 Paterson Street
Causeway Bay
Hong Kong

(1)

For purposes of this table, information as to the beneficial ownership of shares of common stock is determined in accordance with the rules of the Securities and Exchange Commission and includes general voting power and/or investment power with respect to securities. Except as otherwise indicated, all shares of our common stock are beneficially owned, and sole investment and voting power is held, by the person named. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock, which such person has the right to acquire within 60 days after the date hereof. The inclusion herein of such shares listed beneficially owned does not constitute an admission of beneficial ownership.

(2)

All percentages are calculated based upon a total number of  5,808,774 shares of Common Stock outstanding as of March 20, 2006, plus, in the case of the individual or entity for which the calculation is made, that number of options or warrants owned by such individual or entity that are currently exercisable or exercisable within 60 days.

(3)

Patrick Freeman’s holdings consist of currently exercisable options to purchase 600,000 shares of common stock at $0.60 per share, 60,000 restricted shares of common stock and 70,000 shares of common stock.

(4)

Alexander Minella’s holdings includes (i) 55,000 shares of common stock that may be purchased under currently exercisable options, (ii) 34,690 shares of common stock, (iii) 58,250 shares of common stock owned by Lynn Minella (Mr. Minella’s spouse), (iv) 90,000 shares of common stock held on behalf of Alexander Minella in a custodial account, (iv) 100,000 shares of common stock held on behalf of Lauren Minella in a custodial account, and (v) 145,000 shares of common stock owned by Zoom2Net Corp.  Mr. Minella is the sole shareholder and officer of Zoom2Net Corp. Mr. Minella is also the 5% owner and managing member of Geils Ventures, LLC.  The remaining ownership interest in Geils is held by Lynn Minella with a 5% ownership interest and the balance held by Mr. Minella’s children in equal parts.

(5)

Joel Dupré’s holdings consist of currently exercisable options to purchase 25,000 shares of common stock at $1.85 per share and 10,000 shares of common stock.

(6)

Lorie Guerrera’s holdings consist of currently exercisable options to purchase 50,000 shares of common stock at $0.60 per share and 30,000 restricted shares of common stock.

(7)

Wesly Minella’s holdings consist of currently exercisable options to purchase 50,000 shares of common stock  at $0.60 per share and 25,000 shares of common stock at $1.85 per share and 30,000 restricted shares of common stock and 700 shares of common stock.

(8)

John Scagnelli’s holdings consist of currently exercisable options to purchase 50,000 shares of common stock at $0.60 per share, 32,450 restricted shares of common stock.

(9)

Kevin Griffo’s holdings consist of currently exercisable options to purchase 37,500 shares of common stock at $1.80 per share.

Barron Partners LP holds 707,800 shares of series A convertible preferred stock and an aggregate of 1,170,000 warrants comprised of Warrant A representing 420,000 shares of common stock with an Exercise Price of $2.00 per share and warrant B representing 750,000 shares of common stock with an Exercise Price of $4.00 per share. Cordia shall not effect any conversion of the preferred stock and the holder shall not have the right to convert any portion of the preferred stock to the extent that after giving effect to such conversion, the holder would beneficially own in excess of 4.99% of the number of shares of the common stock outstanding immediately after giving effect to such conversion.  The holder may revoke the aforementioned 4.99% ownership restriction upon sixty-one (61) day written notice to Cordia.

ELECTION OF DIRECTORS

(Proxy Item 1)

The Revised Bylaws of Cordia provide that Cordia shall not have less than three directors. Subject to the foregoing limitation, such number may be fixed from time to time by action of the Board of Directors or of the stockholders. By Board Resolution dated April 1, 2005, the board was expanded to seat five directors in an effort to enhance policies on corporate governance.  Expansion of the board will allow for the appointment of additional independent directors. Each director shall hold office until the next annual meeting of stockholders or until removed. However, if the term expires, such director shall continue to serve until his successor shall have been elected and qualified, or until there is a decrease in the number of directors.

Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to the Board of Directors listed below to serve until the date of the next annual meeting and until their successors are duly elected and qualified. Although the directors of Cordia have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by the Board of Directors.

The following table sets forth certain information regarding the director nominees:

		Principal Occupation for Past Five Years and
Name	Age	Current Public Directorships or Trusteeships

		Current Director Nominees
Joel Dupré	52

Chief Executive Officer, Director, and Chairman of the Board.  Mr. Dupré has twenty-five (25) years experience in domestic and international trade.  He is currently developing Cordia’s international VoIP service offerings and marketing strategy.  He formed One Dot Source, LLC in 2000, an international sourcing company providing private label import programs to America’s mass merchandisers. Mr. Dupré also served as Chairman of the Board for eLEC Communications Corp., a competitive local exchange carrier, from 1995-2005.

John Scagnelli	52

Director since 2000, and Chairman of the Board from 2000 to 2005.  Mr. Scagnelli has twenty-four (24) years experience in the data processing industry and has served as Eastern Regional Sales Manager for Lawson Software since September 2004.  Prior to his service with Lawson Software, from June 2003, he served as Regional Sales Manager for the East Coast for Cognos Corporation, offering business analysis, budgeting and planning applications.  From September 1999 to June 2003, Mr. Scagnelli served as the Sales Director for Hyperion Solutions, Inc., a business analysis software solution provider.

Gandolfo Verra	57

Director since 2005.  Mr. Verra has thirty-five (35) years experience in Finance and Accounting.  He possesses a BBA in Accounting and a Masters of Science in Taxation from Pace University.  Since April 1988, he has been employed as Controller for eLEC Communications Corp.

		New Nominees

Kevin Griffo	45

Nominee to Cordia's Board.  Mr. Griffo has over twenty (20) years experience in the telecommunications industry and has served as Chief Operating Officer of Cordia Corporation since September 2005.  Prior to his service with Cordia Corporation, Mr. Griffo served as Executive Vice President of Local Service, Sales and Direct Sales for Talk America Holdings, Inc., a competitive local exchange carrier.

Yoshiyasu Takada	70

Nominee to Cordia’s Board.  Mr. Takada has over forty (40) years experience in international trade in the Asia Pacific region, and has served as Managing Director of Ideal Pacific Limited for the last eight (8) years.  Mr. Takada’s primary business activities include management of Ideal Pacific Limited, an international trading company with 250+ employees, sourcing, and trade with the European Union and United States.

The following table sets forth certain information regarding Cordia’s Principal Officers:

Patrick Freeman	39

Chief Technology Officer since 2005, and Director, Chief Executive Officer and President of Cordia Corporation from December 2002 through 2005.  Mr. Freeman served as President of Cordia’s subsidiary, Cordia Communications Corp., from December 2002 to January 2005, and currently serves as its Chief Executive Officer.  Prior to his service with Cordia, Mr. Freeman served as Director of Billing Service and then as Vice President of Telecommunications Services at eLEC Communications Corp. where he managed billing and wholesale services divisions from April 2000 to December 2002

Lorie M. Guerrera	36

Ms. Guerrera has served as Chief Accounting Officer and Treasurer of Cordia since September, 2001.  Prior to her service with Cordia, she was employed by Crescent Telephone Company, Inc.  She started as a Senior Accountant in 1994 and resigned from the position of Chief Financial Officer in 2001.  Ms. Guerrera holds a BS in Accounting and an M.B.A with an emphasis on International Business and Global Expansion.

Wesly Minella	40

Director from 2000 through 2005, Secretary of Cordia Corporation since March 2001, and President and Chief Operating Officer of its subsidiary, Cordia Communications Corp., since January 2005.  Prior to his service with Cordia, Mr. Minella was employed by eLEC Communications Corp., from September 1999 through January 2005, where he served as Director of Operations and oversaw operations for two of its operating subsidiaries, New Rochelle Telephone Corp. and Telecarrier Services, Inc.  From September 1999 to December 2002, Mr. Minella served as Vice President of Operations of Essex Communications, Inc., a competitive local exchange carrier and former subsidiary of eLEC Communications Corp.

Family Relationships

John Scagnelli and Wesly Minella are related through marriage.

Legal Proceedings

None of the aforementioned nominees, directors or executive officers have during the last five (5) years, filed for bankruptcy, was convicted in a criminal proceeding or was the subject of any order, judgment, or decree permanently, temporarily, or otherwise limiting activities (1) in connection with the sale or purchase of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws, (2) engaging in any type of business practice, or (3) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of an investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity.

Board Meetings and Committees; Management Matters

The Board of Directors held three (3) meetings during the fiscal year ended December 31, 2005. Each director attended at least 75% of the Board and committee meetings of which he was a member during such time as he served. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Nevada. No fees are paid to directors for attendance at meetings of the board.

On April 17, 2001, the Board of Directors established an audit committee comprised of John Scagnelli and Wesly Minella. In May 2005, the Board of Directors appointed Gandolfo Verra as an independent director. The audit committee reviews with Cordia's auditors the Company’s annual audited financial statements including Form 10KSB and its quarterly unaudited financial statements on Form 10QSB, and any other audit related issues. The audit committee is governed by a written charter approved by the Board of Directors.

The audit committee has reviewed and discussed the audited financial statements with management. The audit committee has also discussed with the independent auditors the matters required to be discussed by SAS 61 (Communication with Audit Committee) and has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Discussions with Audit committees) and has discussed with the independent accountant the independent accountant's independence.

The audit committee has recommended to the Board of Directors that the audited financial statements be included in Cordia's Annual Report on Form 10-KSB for the year ended December 31, 2005, for filing with the Commission.

Wesly Minella

John Scagnellli                        Gandolfo Verra

/s/ Wesly Minella

/s/ John Scagnelli

     /s/ Gandolfo Verra

In May 2005, the Board of Directors established a Compensation Committee comprised of Joel Dupré, Gandolfo Verra and John Scagnelli.  A majority of independent directors as defined by the National Association of Securities Dealers’ listing standards, as applicable and as may be modified or supplemented sits on this Committee.

In March 2006, the Board of Directors established a nominating committee comprised of Joel Dupré, Gandolfo Verra, and John Scagnelli.  A majority of independent directors as defined by the National Association of Securities Dealers’ listing standards, as applicable and as may be modified or supplemented sits on this Committee.  The nominating committee identifies qualified individuals for board membership, recommends the composition of the board and its committees, monitors a process to access board effectiveness, and develops and implements Cordia’s corporate governance guidelines.

Vote Required

A majority of the votes cast at the Annual Meeting by the stockholders entitled to vote is required to elect the director nominees. The Directors recommend a vote FOR the election of each of the director nominees.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to Cordia’s chief executive officer and each of the other executive officers who were serving as executive officers at December 31, 2005 (collectively referred to as the “Named Executives”).  No other executive officer serving from 2003 to 2005 received compensation greater than $100,000.

Summary Compensation Table

					Long- Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation($)	Restricted Stock Awards	Securities Underlying Options/SARS	LTIP Payouts	All Other Compensation

Joel Dupré, CEO (1)	2005	$151,000	None	None	None	50,000	None	None
	2004	None	None	None	None	None	None	None
	2003	None	None	None	None	None	None	None

Patrick Freeman, CTO (2)	2005	$175,000	$20,000	None	10,000	None	None	None
	2004	$151,000	None	None	None	None	None	None
	2003	$125,000	None	None	50,000	600,000	None	None

Kevin Griffo, President, COO (3)	2005	$151,000	None	None	None	75,000	None	None
	2004	None	None	None	None	None	None	None
	2003	None	None	None	None	None	None	None

Lorie Guerrera, CAO (4)	2005	$100,000	$5,000	None	None	None	None	None
	2004	$ 95,000	$5,000	None	30,000	50,000	None	None
	2003	$ 85,000	None	None	None	None	None	None

Wesly Minella, Secretary (5)	2005	$125,000	$10,000	None	10,000	50,000	None	None
	2004	None	None	None	None	None	None	None
	2003	None	None	None	20,000	50,000	None	None

(1)

Mr. Dupré has served as Chairman of the Board and Chief Executive Officer since May 2005. The options were granted on May 17, 2005, with an exercise price of $1.85 per share and three (3) year vesting schedule.  The options expire May 17, 2010.

(2)

Mr. Freeman has served as Chief Technology Officer since September 2005.  He also served as President and Chief Executive Officer of Cordia from December 2002 until May 2005.  In May 2005, he resigned from the position of Chief Executive Officer.  The options were granted on March 25, 2003, with an exercise price of $0.60 per share and three (3) year vesting schedule.  The options expire on March 25, 2008.

(3)

Mr. Griffo has served as President and Chief Operating Officer of Cordia Corporation since September 2005.  The options were granted on September 12, 2005, with an exercise price of $1.80 per share and three (3) year vesting schedule.  The options expire September 12, 2010.

(4)

Ms. Guerrera serves as Cordia’s Chief Accounting Officer and Treasurer. The options were granted on March 25, 2003, with an exercise price of $0.60 per share and three (3) year vesting schedule.  The options expire on March 25, 2008.

(5)

Mr. Minella has served as President and Chief Operating Officer of Company’s subsidiary, Cordia Communications Corp. since January 2005.  Mr. Minella has served as Cordia’s Secretary since 2001 without receiving a salary.  Mr. Minella’s 2003 options were granted on March 25, 2003, with an exercise price of $0.60 per share and three (3) year vesting schedule.  The options expire on March 25, 2008.  Mr. Minella’s 2005 options were granted on May 17, 2005 with an exercise price of $1.85 per share and three (3) year vesting schedule.  The options expire May 17, 2010.

Option/SAR Grants in Last Fiscal Year

	Number of securities	Percentage of total
	underlying options/	options/SARs granted	Exercise or base	Expiration
Name	SARs Granted (#)	to employees in fiscal year	price ($/Sh)	date

Joel Dupré	50,000	16.08%	$1.85	5/10/07
Patrick Freeman	None	None	None	N/A
Kevin Griffo	75,000	24.12%	$1.80	9/12/10
Lorie Guerrera	None	None	None	N/A
Wesly Minella	50,000	16.08%	$1.85	5/10/07

Aggregated Options/SAR Exercises n Last Fiscal Year and FY-End Option/SAR Values

			Number of securities		Value of unexercised
			underlying unexercised		in-the-money options/SARs
	Shares Acquired		options/SARs at FY-end (#)		at FY-end ($)
Name	on exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Joel Dupré	None	None	25,000	25,000	$10,500	$10,500
Patrick Freeman	None	None	600,000	0	$1,002,000	0
Kevin Griffo	None	None	37,500	37,500	$17,625	$17,625
Lorie Guerrera	None	None	50,000	0	$83,500	0
Wesly Minella	None	None	75,000	25,000	$94,000	$10,500

Stock Option Exercise

In fiscal 2005, none of the Named Executives exercised any options to purchase shares of Common Stock.

Long-Term Incentive Plan (“LTIP”)

There were no awards granted during fiscal year 2005 under a long-term incentive plan.

Board of Directors Compensation

Each director may be paid his expenses, if any, of attendance at each meeting of the board of directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board or directors or both.  No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore.   Wesly Minella, Patrick Freeman and John Scagnelli were each issued 10,000 restricted shares, an aggregate 30,000 shares, on January 25, 2005 for their 2004-2005, service on the board.

No other compensation arrangements exist between Cordia and its Directors.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Cordia does not have any employment contracts between itself and its executive officers.  No other compensatory plan or arrangements exist between Cordia and its executive officers that results or will result from the resignation, retirement or any other termination of such executive officer’s employment with Cordia or from a change-in-control of Cordia.

Report on Repricing of Options/SARs

During fiscal 2005, Cordia did not adjust or amend the exercise price of stock options or SARs previously awarded to any executive officers.

Report on Executive Compensation

The Board of Directors determines the compensation of Cordia’s Executive Officer and President and sets policies for and reviews with the Chief Executive Officer and President the compensation awarded to the other principal executives, if any. The compensation policies utilized by the Board of Directors are intended to enable Cordia to attract, retain and motivate executive officers to meet Company goals using appropriate combinations of base salary and incentive compensation in the form of stock options. Generally, compensation decisions are based on contractual commitments, if any, as well as corporate performance, the level of individual responsibility of the particular executive and individual performance. During the fiscal year ended December 31, 2005, Cordia's Chief Executive Officer was Joel Dupré, Chief Accounting Officer and Treasurer was Lorie M. Guerrera, and Secretary was Wesly Minella.

Salaries. Base salaries for Cordia's executive officers are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within Cordia's industry.

Cordia believes that its salaries are below average as compared to its competitors. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of Cordia, the performance of the executive, particularly with respect to the ability to manage the growth of Cordia, the length of the executive's service to Cordia and any increased responsibilities assumed by the executive.

Stock Incentives. Stock incentives may be granted by the Board of Directors, in their sole discretion, to officers, employees, and consultants of Cordia in the form of stock options and restricted stock awards.    These awards allow us to attract and retain highly qualified officer and employees and to reward employees, officers, and consultant for their performance during the prior fiscal year.  In evaluating the performance of officers and employees, other than the Chief Executive Officer and President, the Board of Directors consults with the Chief Executive Officer and President and others in management, as applicable.

Board of Directors Interlocks and Insider Participation in Compensation Decisions

No such interlocks existed or such decisions were made during fiscal year 2005.

Compliance with Section 16(a) of the Exchange Act

Cordia registered its securities under Section 12 on March 14, 2005.  As of that date, and at present, all current directors and beneficial owners of more than 10% of any class of equity securities are in compliance with the reporting requirements under Section 16 of the Exchange Act.

Certain Relationships and Related Transactions

Cordia believes that all purchases from or transactions with affiliated parties were on terms and at prices substantially similar to those available from unaffiliated third parties.

During 2005, Cordia borrowed an aggregate of $375,000 from Geils Ventures LLC in the form of four (4) separate promissory notes.  The notes bore an interest rate of 15% per annum and were payable on specified dates falling between ten (10) and thirty (30) days from the date of the respective promissory note.  All promissory notes were satisfied on or before their respective due date, including accrued interest amounting to $3,160.96.

During 2004, Cordia borrowed $40,000 from Geils Ventures LLC.  This loan bore an interest rate of 12% per annum and was payable upon demand.  As of December 31, 2004, all outstanding loan obligations, including those incurred in 2003, to Geils Ventures LLC had been repaid by Cordia, including accrued interest, which amounted to $4,511.01.

Transactions with Former Affiliate

On March 3, 2003, Cordia sold its equity interests in its subsidiary, Insurance Solutions Group, Inc. ("ISG"), to West Lane Group, Inc., (“West Lane”) a company owned by the then-current management of ISG, for a purchase price of $750,000 represented by a promissory note in that amount, which note had a term of two years, bore interest at 6% per annum and was secured by 700,000 shares of Cordia's common stock owned by West Lane. Cordia also entered into a licensing agreement with ISG whereby ISG purchased an unlimited license to certain software owned Cordia. Pursuant to the license agreement, ISG paid Cordia $100,000 on execution of the license agreement, and agreed to pay an additional $6,000 per month (including interest) for a period of 25 months.

On December 10, 2003, Cordia agreed to accept a total of 312,500 shares of its Common Stock from West Lane on behalf of West Lane, its affiliates and subsidiaries to satisfy $30,000 in principal and $33,750 in interest on the promissory note and $30,000 in interest on the licensing agreement. Upon transfer of the shares to Company the shares were retired reducing Company's outstanding shares.

On February 6, 2004, Cordia entered into a Mutual Release and Satisfaction of Promissory Note and License Agreement whereby Cordia has agreed to settle West Lane's payment obligations under the promissory note and licensing agreement in exchange for the return of 1,412,500 shares of Company's Common Stock, a fifteen (15) month option to purchase 100,000 shares at a price of forty cents ($0.40) and the release of Company's service obligations under the License Agreement. In addition to Cordia's settlement with West Lane, Cordia transferred all ownership interest to the technology and source code of SUBRO AGS software to West Lane. Upon transfer of the shares to Cordia the shares were retired reducing Cordia's outstanding shares.

On December 28, 2004, Cordia gave West Lane written notice of its intention to exercise its option to purchase 100,000 shares at $0.40 per share pursuant to an option agreement entered into between the parties as described above.  The shares were transferred to Cordia on February 9, 2005.

RATIFICATION OF SELECTION OF LAZAR LEVINE & FELIX, LLP

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2005

(Proxy Item 2)

The Board of Directors has selected Lazar Levine & Felix, LLP (“Lazar”) as its independent registered accounting firm for the fiscal year ending December 31, 2006. To the knowledge of Cordia, at no time has Lazar had any direct or indirect financial interest in or any connection with Cordia other than as independent public accountants. It is anticipated that representatives of Lazar will be present at the Annual Meeting and will be provided the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

The board of directors recommends a vote "FOR" the selection of Lazar as independent registered public accounting firm for the fiscal year ending December 31, 2006.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Lazar served as Cordia's independent registered accounting firm for the fiscal year ended December 31, 2005. A representative of Lazar is expected to attend the Annual Meeting or be available by conference phone, and such representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from stockholders.

Audit Fees

The aggregate fees billed in the last two fiscal years for professional services rendered by Lazar for the audit of Cordia’s annual financial statements included in Form 10-KSB and the review of unaudited financial statements included in Cordia’s quarterly Form 10-QSB or services that are normally provided by Lazar in connection with statutory and regulatory filings or engagements for fiscal years 2005, and 2004, were $80,000 and $75,000, respectively.

Audit-Related Fees

None

Tax Fees

None.

Other Fees

The aggregate fees billed in fiscal years 2005, and 2004, for products and services provided by Lazar, other than those reported above, were $18,264 and $0, respectively.  Other fees incurred during fiscal 2005, include fees for services related to Lazar’s review of Cordia’s SB-2 Registration statement.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at the 2007 Annual Meeting of Stockholders and intended to be included in Cordia's Proxy Statement and form of proxy relating to that meeting must be received at the offices of Cordia by January 9, 2007.

OTHER BUSINESS

Other than as described above, the Board of Directors knows of no matters to be presented at the Annual Meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this Proxy Statement do properly come before the meeting or any adjournment thereof.

ANNUAL REPORT

Cordia's Annual Report on Form 10-KSB for the year ended December 31, 2005, including financial statements, is being mailed herewith. If for any reason you do not receive your copy of the Report, please contact Wesly Minella, Secretary of Cordia, at 445 Hamilton Avenue, Suite 408, White Plains, New York 10601 and another copy will be sent to you.

By Order of the Board of Directors,

Wesly Minella

Secretary

Dated: April 28, 2006

White Plains, New York

REVOCABLE PROXY

CORDIA CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

X

   PLEASE MARK VOTES

          AS IN THIS EXAMPLE

The undersigned hereby appoint(s) Joel Dupré and Gandolfo Verra, or any of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of Cordia Corporation to be held at Hilton Garden Inn, 5877 American Way, Orlando, Florida 32819 on Tuesday, May 23, 2006 at 10:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

The board Recommends a vote “For” for the proposals set forth in this Revocable Proxy.

Please be sure to sign and date	Date
this Proxy in the box below.

Stockholder sign above Co-holder (if any) sign

For All
PROPOSAL 1:	For	Withhold	Except

The Election of Directors:
Joel Dupré, Kevin Griffo, John Scagnelli,
Yoshiyasu Takada, and Gandolfo Verra

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's name in the space provided below.

PROPOSAL 2:	For	Withhold	Against

Proposal to ratify the selection of Lazar Levine & Felix, LLP as Independent Registered Public Accounting Firm

PROPOSAL 3:	For	Withhold	Against

    Proposal to consider and act upon other business

   as may properly come before the meeting.

In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

This proxy when properly executed will be voted in the manner described herein by the undersigned stockholder.  If no direction is made, this proxy will be voted for each of the Proposals set forth herein.  Any prior proxy is hereby revoked.

CORDIA CORPORATION

Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY TODAY